Exhibit 4.2

Aziyo Biologics, Inc. CLASS A COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CLASS A COMMON STOCK THIS CERTIFIES THAT BY: FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF $0.001 PER SHARE OF AZIYO BIOLOGICS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the signatures of the Corporation’s duly authorized officers. AUTHORIZED SIGNATURE COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (BROOKLYN, NY) TRANSFER AGENT AND REGISTRAR TREASURER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM— as tenants in common TEN ENT — as tenants by the entireties JT TEN— as joint tenants with right of survivorship and not as tenants in commom UNIF GIFT MIN ACT –– Custodian (Cust)(Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises. Dated NOTICE: Signature(s) Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. 711 ARMSTRONG LANE COLUMBIA, TN 38401 PROOF OF: SEPTEMBER 10, 2020 AZIYO BIOLOGICS, INC. (931) 388-3003 PRODUCTION COORDINATOR: NICKY DECKARD 931-305-2907 WO - 20000308 BACK NEW OPERATOR: DKS PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF